UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 17, 2006

NEENAH PAPER, INC.

(Exact Name Of Registrant As Specified In Charter)

Delaware	001-32240	20-1308307
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer
Identification No.)

3460 Preston Ridge Road

Alpharetta, Georgia 30005

(Address of principal executive offices, including zip code)

(678) 566-6500

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Item 1.01  Entry into a Material Definitive Agreement

On January 17, 2006, Neenah Paper, Inc. (the “Company”) and Kimberly-Clark Global Sales, Inc. (“Kimberly-Clark”) entered into an amendment (the “PSA Amendment”) to that certain Pulp Supply Agreement between the Company and Kimberly-Clark dated as of November 30, 2004 (the “Pulp Supply Agreement”, a copy of which was filed as Exhibit 10.4 to the Company’s Registration Statement on Form 10 dated November 2, 2004, as amended).  Under the Pulp Supply Agreement, the Company agreed to supply and Kimberly-Clark agreed to purchase annually declining specified minimum tonnages of northern bleached softwood kraft pulp and northern bleached hardwood kraft pulp.

The PSA Amendment provides the Company with the option to permanently reduce its annual softwood supply obligation to Kimberly-Clark for the remaining term of the Pulp Supply Agreement by the amounts reflected in the reduced tonnages set forth in Schedule A to the PSA Amendment.  The Company can only exercise such option by giving Kimberly-Clark advance written notice of its election to do so prior to June 30, 2007.  The Company’s right to give such notice is also subject to certain limitations that affect the timing and the effective date of the notice.

Additionally, the PSA Amendment provides Kimberly-Clark with the option to reduce its annual purchase obligation for North American northern bleached softwood kraft pulp during 2006 by up to 50,000 air dried metric tons (“ADMT”) from 360,000 ADMT to some lower amount not less than 310,000 ADMT.  The PSA Amendment also permits Kimberly-Clark to reduce its purchase obligation from the Company’s Terrace Bay, Ontario pulp operations (“Terrace Bay”), on one occasion only, by up to an additional 80,000 ADMT in the event that Terrace Bay resumes operations following a Terrace Bay Force Majeure Event (as defined in the PSA Amendment).

The description above is a summary of principal provisions of the PSA Amendment and is qualified in its entirety by the PSA Amendment, which is filed as an exhibit to this report and incorporated herein by this reference.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description of Exhibit

Exhibit 10.1	Amendment to Pulp Supply Agreement between Neenah Paper, Inc. and Kimberly-Clark Global Sales, Inc. dated as of January 17, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEENAH PAPER, INC.
(Registrant)

Date: January 20, 2006	/s/ STEVEN S. HEINRICHS
Steven S. Heinrichs
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

Exhibit 10.1	Amendment to Pulp Supply Agreement between Neenah Paper, Inc. and Kimberly-Clark Global Sales, Inc. dated as of January 17, 2006.